UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022 (March 30, 2022)

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B1, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-41-22-716-9800

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nil par value	QTNT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2022, the Company appointed Thomas Aebischer to its Board of Directors (the “Board”) effective as of May 1, 2022. Mr. Aebischer will also serve on the Board’s Audit Committee.

Mr. Thomas Aebischer, 60, has been the chief financial officer of RWDC Ltd., a biotechnology company concentrated on innovative and cost-effective environmentally friendly biopolymer material solutions, since March, 2021. From January, 2016 to December, 2019, Mr. Aebischer served as Executive VP and CFO of LyondellBasell Industries, a company active in plastics, chemicals and refinement. Mr. Aebischer also served as chief financial officer for the Holcim Group from 2011 to 2015. Before becoming chief financial officer, he worked in various positions for Holcim including as the chief financial officer for group companies from 1996 to 2010. Earlier in his career, Mr. Aebischer held positions as tax assessor and financial auditor. Mr. Aebischer has served as a director and member of the audit committee of Dormakaba (Switzerland) since October, 2021. Mr. Aebischer is a Swiss Certified Accountant and graduated from the Advanced Management Program at Harvard Business School.

In connection with Mr. Aebischer’s appointment, the Company has agreed to grant him share options and restricted share units. In connection with his service on the Board and the Audit Committee, Mr. Aebischer will receive a cash retainer and have business expenses reimbursed, if any, consistent with other non-employee directors. The Company also expects to enter into an indemnification agreement with Mr. Aebischer, in substantially the same form the Company’s other directors have entered, which form is filed as an exhibit to Amendment No. 4 (filed April 14, 2014) to the Company’s Registration Statement on Form S-1 (Registration No. 333-194390).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 4, 2022

QUOTIENT LIMITED

By:	/s/ Manuel O. Méndez
Name: Manuel O. Méndez
Title: Chief Executive Officer